[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2001

Merrill Lynch
Minnesota
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the six months ended January 31, 2001, we maintained our neutral portfolio structure and fully invested position. We continually monitored the Fund's call protection, credit quality, coupon structuring and diversification in an effort to provide optimal performance. Because of the large change in municipal bond prices during the period, we found it prudent to restructure some positions to enable the Fund to better perform in a declining interest rate environment. Additionally, we purchased higher-coupon bonds, when available, to provide a high level of tax-exempt income and to dampen future interest rate sensitivity. By December 2000, we upgraded the Fund's credit quality, as approximately 90% of the Fund's assets were invested in securities rated AA or higher by at least one of the major rating agencies.

In an effort to heighten consumer confidence and restore economic growth, the Federal Reserve Board aggressively changed its previous course of tightening monetary policy at the end of December 2000. We believe that additional Federal Reserve Board easing activity and the prospect of significant tax relief this year is likely to bolster economic growth in the United States by the second half of 2001. In response to these economic indicators, we began to reduce our exposure to highly interest rate-sensitive securities.

Looking forward, we intend to remain fully invested in an effort to enhance shareholder income and to emphasize premium coupon issues. Should the Federal Reserve Board's easing policy appear to revive the country's economic growth more rapidly than expected, we would reduce our exposure to highly interest rate-sensitive securities further.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K.Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 8, 2001

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

PROXY RESULTS

During the six-month period ended January 31, 2001, Merrill Lynch Minnesota Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Withheld
                                                                                    For        From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:            Terry K. Glenn              3,744,135        6,409
                                                     James H. Bodurtha           3,741,217        9,327
                                                     Herbert I. London           3,744,135        6,409
                                                     Joseph L. May               3,744,135        6,409
                                                     Andre F. Perold             3,744,135        6,409
                                                     Roberta Cooper Ramo         3,744,135        6,409
-----------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the Fund's
   independent auditors for the current fiscal year.                      3,696,975         560          53,009
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Fund's charter permitting the Board
   to convert the Fund to "master/feeder" structure.                      3,559,880       78,628        112,036
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                    % Return Without            % Return With
                                      Sales Charge              Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/00                  +11.34%                     +6.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                + 5.07                      +4.22
--------------------------------------------------------------------------------
Inception (3/27/92)
through 12/31/00                         + 6.31                      +5.82
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                     % Return            % Return
                                   Without CDSC         With CDSC**
================================================================================
Class B Shares*
--------------------------------------------------------------------------------
One Year Ended 12/31/00               +10.89%             +6.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00             + 4.56              +4.56
--------------------------------------------------------------------------------
Inception (3/27/92)
through 12/31/00                      + 5.79              +5.79
================================================================================
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                   % Return                % Return
                                 Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/00            +10.77%                   +9.77%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00          + 4.46                    +4.46
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                   + 5.68                    +5.68
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                            % Return Without               % Return With
                              Sales Charge                 Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/00               +11.23%             +6.78%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00             + 4.97              +4.12
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                      + 6.23              +5.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                  6 Month      12 Month     Since Inception     Standardized
As of January 31, 2001                                         Total Return  Total Return     Total Return      30-Day Yield
============================================================================================================================
ML Minnesota Municipal Bond Fund Class A Shares                   +5.97%        +12.44%        +71.83%              4.24%
----------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class B Shares                   +5.59         +11.76         +64.28               3.90
----------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class C Shares                   +5.54         +11.64         +41.31               3.80
----------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class D Shares                   +5.91         +12.32         +46.07               4.13
============================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 3/27/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P         Moody's   Face
Ratings     Ratings  Amount                                       Issue                                                 Value
-------------------------------------------------------------------------------------------------------------------------------
Minnesota--97.5%
AA-      Aa3         $1,750   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural
                              Utilities), AMT, Series A, 6.95% due 12/01/2008                                           $1,794
-------------------------------------------------------------------------------------------------------------------------------
A1+      NR*            500   Beltrami County, Minnesota, Environmental Control Revenue Bonds (Northwood
                              Panelboard Co. Project), VRDN, AMT, 4.35% due 7/01/2025 (h)                                  500
-------------------------------------------------------------------------------------------------------------------------------
A1+      NR*            100   Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                              (Northwood Panelboard Co. Project), VRDN, 4.85% due 12/01/2021 (h)                           100
-------------------------------------------------------------------------------------------------------------------------------
BBB+     NR*          1,000   Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects), 5.90% due 10/01/2026     948
-------------------------------------------------------------------------------------------------------------------------------
A1+      NR*            500   Cohasset, Minnesota, Revenue Refunding Bonds (Minnesota Power & Light Company
                              Project), VRDN, Series A, 4.85% due 6/01/2020 (h)                                            500
-------------------------------------------------------------------------------------------------------------------------------
AAA      NR*          3,530   Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow),
                              AMT, 6.85% due 8/01/2033 (b)                                                               3,654
-------------------------------------------------------------------------------------------------------------------------------
AAA      NR*            500   Dakota County, Minnesota, Community Development Agency, M/F Mortgage
                              Housing Revenue Refunding Bonds (Southfork Apartments), 5.625% due 2/01/2026                 506
-------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa          1,000   Eden Prairie, Minnesota, M/F Housing Revenue Refunding Bonds (Parkway
                              Apartments Project), Series A, 5.70% due 8/20/2022 (e)                                     1,027
-------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa            500   Elk River, Minnesota, Independent School District Number 728, GO, Series A,
                              5.50% due 2/01/2021 (f)                                                                      516
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,000   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission,
                              Airport Revenue Bonds, Series A, 5% due 1/01/2030 (a)                                        960
-------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1          1,000   Minneapolis, Minnesota, COP (Special School District Number 001), 5.75% due 2/01/2014      1,067
-------------------------------------------------------------------------------------------------------------------------------
A        NR*            485   Minneapolis, Minnesota, Community Development Agency, M/F Housing Revenue
                              Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029                                    493
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,000   Minneapolis, Minnesota, GO, Tax Increment, Series E, 5% due 3/01/2026                        980
-------------------------------------------------------------------------------------------------------------------------------
AAA      NR*          1,300   Minneapolis, Minnesota, M/F Mortgage Revenue Refunding Bonds (Riverside Plaza),
                              AMT, 5.20% due 12/20/2030 (e)                                                              1,248
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,000   Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, 6.25% due 4/01/2012                 1,050
-------------------------------------------------------------------------------------------------------------------------------
                              Minnesota State, HFA, S/F Mortgage Revenue Bonds:

AA+      Aa1            210      AMT, Series C, 5.30% due 7/01/2025                                                        213
AA+      Aa1          1,145      AMT, Series E, 6.85% due 1/01/2024                                                      1,182
AA+      Aa1            975      AMT, Series L, 6.70% due 7/01/2020                                                      1,024
AA+      Aa1            560      Series A, 6.95% due 7/01/2016                                                             577
AA+      Aa1          1,280      Series D-1, 6.50% due 1/01/2017                                                         1,315
-------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1          1,000   North Saint Paul-Maplewood, Minnesota, Independent School District Number 622,
                              GO, Refunding, Series A, 5.125% due 2/01/2025                                                988
-------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
IRS       Inverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


S&P         Moody's   Face
Ratings     Ratings  Amount                                       Issue                                                 Value
-------------------------------------------------------------------------------------------------------------------------------
Minnesota (concluded)
AAA      Aaa         $1,000   Northern Municipal Power Agency, Minnesota, Electric System Revenue Refunding
                              Bonds, Series B, 4.75% due 1/01/2020 (a)                                                    $941
-------------------------------------------------------------------------------------------------------------------------------
AAA       A3            750   Northfield, Minnesota, College Facility Revenue Refunding Bonds (Saint Olaf
                              College Project), 6.40% due 10/01/2021                                                       775
-------------------------------------------------------------------------------------------------------------------------------
AA+      Aaa            500   Ramsey County, Minnesota, GO (Capital Improvement Plan), Series A,
                              6.25% due 2/01/2010                                                                          559
-------------------------------------------------------------------------------------------------------------------------------
AA+      NR*          2,450   Rochester, Minnesota, Health Care Facilities Revenue Bonds, IRS, Series H,
                              7.661% due 11/15/2015 (g)                                                                  2,649
-------------------------------------------------------------------------------------------------------------------------------
                              Saint Cloud, Minnesota, Health Care Revenue
                              Refunding Bonds (Saint Cloud Hospital
                              Obligation Group), Series A (d):
NR*      Aaa          1,000      6.25% due 5/01/2020                                                                     1,096
NR*      Aaa            500      5.75% due 5/01/2026                                                                       520
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,000   Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                              6.35% due 2/01/2013 (d)                                                                    1,108
-------------------------------------------------------------------------------------------------------------------------------
AA+      Aa2          1,000   Saint Paul, Minnesota, GO (Tax Increment-- Block 39 Project), Series A,
                              4.75% due 2/01/2019                                                                          952
-------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa          1,000   Saint Paul, Minnesota, Housing and Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Highland Park Residential LP-- Wellington Project), Series A,
                              5% due 8/01/2016 (c)                                                                         995
-------------------------------------------------------------------------------------------------------------------------------
AA       NR*          1,000   Saint Paul, Minnesota, Housing and Redevelopment Authority, Revenue Refunding
                              Bonds (District Cooling of Saint Paul), Series J, 5.125% due 3/01/2012                     1,021
-------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1            805   Saint Paul, Minnesota, Independent School District Number 625, GO, Series B,
                              6% due 2/01/2015                                                                             848
-------------------------------------------------------------------------------------------------------------------------------
                              Sartell, Minnesota, Refunding (Champion International Corporation):
BBB+    Baa1            990      IDR, 6.95% due 7/01/2012                                                                1,020
BBB+    Baa1            665      PCR, 6.95% due 10/01/2012                                                                 690
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,215   Scott County, Minnesota, Housing and Redevelopment Authority, Facility Lease
                              Revenue Bonds (Justice Center Project), 5.50% due 12/01/2015 (a)                           1,255
-------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa            500   Southern Minnesota Municipal Power Agency, Power Supply System Revenue
                              Refunding Bonds, Series A, 5.72%** due 1/01/2020 (f)                                         184
-------------------------------------------------------------------------------------------------------------------------------
AA       Aa2          1,200   University of Minnesota Revenue Refunding Bonds, Series A, 5.75% due 7/01/2016             1,327
-------------------------------------------------------------------------------------------------------------------------------
AA       NR*          1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical
                              Center Project), Series A, 6.125% due 1/01/2029                                            1,574
-------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa          1,400   Windom, Minnesota, Independent School District No. 177, GO, 4.75% due 2/01/2024 (d)        1,293
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$37,681)--97.5%                                                                                39,449
Other Assets Less Liabilities-- 2.5%                                                                                     1,028
                                                                                                                       -------
Net Assets--100.0%                                                                                                     $40,477
                                                                                                                       =======
-------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FHA Insured.
(c)   FHLMC Collateralized.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIAInsured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2001


Assets:            Investments, at value (identified cost--$37,680,800).........                    $ 39,448,887
                   Cash.........................................................                          16,312
                   Receivables:
                     Securities sold............................................    $  977,079
                     Interest...................................................       612,217
                     Beneficial interest sold...................................        87,080         1,676,376
                   Prepaid registration fees and other assets...................      --------             5,545
                                                                                                     -----------
                   Total assets.................................................                      41,147,120
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased.......................................       514,213
                     Dividends to shareholders..................................        43,182
                     Beneficial interest redeemed...............................        22,266
                     Investment adviser.........................................        18,369
                     Distributor................................................        14,544           612,574
                                                                                     ---------
                   Accrued expenses and other liabilities.......................                          58,017
                                                                                                    ------------
                   Total liabilities............................................                         670,591
                                                                                                    ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets...................................................                    $ 40,476,529
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized........................                    $     39,362
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                         302,656
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                          19,452
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                          17,835
                   Paid-in capital in excess of par.............................                      38,459,739
                   Accumulated realized capital losses on investments--net.....                         (130,602)
                   Unrealized appreciation on investments--net.................                        1,768,087
                                                                                                     -----------
                   Net assets...................................................                    $ 40,476,529
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $4,199,466 and 393,623
                   shares of beneficial interest outstanding ...................                    $      10.67
                                                                                                    ============
                   Class B--Based on net assets of $32,296,749 and 3,026,563
                   shares of beneficial interest outstanding....................                    $      10.67
                                                                                                    ============
                   Class C--Based on net assets of $2,075,957 and 194,516
                   shares of beneficial interest outstanding....................                    $      10.67
                                                                                                    ============
                   Class D--Based on net assets of $1,904,357 and 178,345
                   shares of beneficial interest outstanding....................                    $      10.68
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------
                   See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

Statement of Operations

                                                                                                      For the Six Months Ended
                                                                                                              January 31, 2001
------------------------------------------------------------------------------------------------------------------------------
Investment Income:      Interest and amortization of premium and discount earned                                  $  1,185,141
------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees................................                 $   111,235

                        Account maintenance and distribution fees--Class B.....                       81,379
                        Professional fees.......................................                      32,981
                        Printing and shareholder reports........................                      16,747
                        Accounting services.....................................                       9,928
                        Transfer agent fees--Class B............................                       7,810
                        Account maintenance and distribution fees--Class C......                       5,766
                        Registration fees.......................................                       3,707
                        Trustees' fees and expenses.............................                       3,496
                        Pricing fees............................................                       2,664
                        Custodian fees..........................................                       1,893
                        Account maintenance fees--Class D.......................                         906
                        Transfer agent fees--Class A............................                         829
                        Transfer agent fees--Class C............................                         469
                        Transfer agent fees--Class D............................                         361
                        Other...................................................                       3,396
                                                                                                 -----------
                        Total expenses..........................................                                       283,567
                                                                                                                  ------------
                        Investment income--net. ................................                                       901,574
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net.......................                                       204,085
Unrealized Gain on      Change in unrealized appreciation on investments--net...                                     1,120,096
Investments--Net:                                                                                                 ------------
                        Net Increase in Net Assets Resulting from Operations....                                  $  2,225,755
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
                        See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                               Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                           January 31, 2001     July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net..................................              $    901,574        $  1,970,869
                        Realized gain on investments--net.......................                   204,085             182,532
                        Change in unrealized appreciation on investments--net...                 1,120,096          (1,036,596)
                                                                                              ------------        ------------
                        Net increase in net assets resulting from operations....                 2,225,755           1,116,805
                                                                                              ------------        ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income--net:
Shareholders:             Class A...............................................                  (102,007)           (232,332)
                          Class B...............................................                  (714,866)         (1,572,900)
                          Class C...............................................                   (41,205)            (75,069)
                          Class D...............................................                   (43,496)            (90,568)
                                                                                              ------------        ------------
                        Net decrease in net assets resulting from dividends
                        to shareholders ........................................                  (901,574)         (1,970,869)
                                                                                              ------------        ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial
Transactions:           interest transactions...................................                  (783,122)         (6,455,015)
                                                                                              ------------        ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase (decrease) in net assets.................                   541,059          (7,309,079)
                        Beginning of period.....................................                39,935,470          47,244,549
                                                                                              ------------        ------------
                        End of period...........................................              $ 40,476,529        $ 39,935,470
                                                                                              ============        ============

-------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

Financial Highlights

                                                                                                 Class A
                                                                    --------------------------------------------------------------

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.              Months Ended             For the Year Ended July 31,
                                                                       January 31, -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2001         2000        1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period.....     $  10.32     $  10.50     $  10.79     $  10.72     $  10.28
Operating                                                             --------     --------     --------     --------     --------
Performance:            Investment income--net...................          .26          .52          .52          .54          .53
                        Realized and unrealized gain (loss) on
                        investments--net. .......................          .35         (.18)        (.29)         .07          .44
                                                                      --------     --------     --------     --------     --------
                        Total from investment operations.........          .61          .34          .23          .61          .97
                                                                      --------     --------     --------     --------     --------
                        Less dividends and distributions:
                          Investment income--net.................         (.26)        (.52)        (.52)        (.54)        (.53)
                          In excess of realized gain on
                          investments--net. .....................           --           --           --           --+          --
                                                                      --------     --------     --------     --------     --------
                        Total dividends and distributions........         (.26)        (.52)        (.52)        (.54)        (.53)

                        Net asset value, end of period...........     $  10.67     $  10.32     $  10.50     $  10.79     $  10.72
                                                                      ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share.......         5.97%++      3.45%        2.08%        5.85%        9.71%
Return:**                                                             ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses.................................          .96%*        .97%        1.02%         .91%         .92%
Net Assets:                                                           ========     ========     ========     ========     ========
                        Investment income--net...................         4.90%*       5.12%        4.80%        4.98%        5.09%
                                                                      ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands).     $  4,200     $  4,141     $  6,067     $  6,993     $  5,390
Data:                                                                 ========     ========     ========     ========     ========
                        Portfolio turnover.......................        22.29%       43.42%       26.09%       56.43%       28.42%
                                                                      ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

Financial Highlights (continued)

                                                                                                 Class B
                                                                 -----------------------------------------------------------------

The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.               Months Ended            For the Year Ended July 31,
                                                                      January 31, ------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2001          2000        1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period.....     $  10.33    $   10.50     $  10.79     $  10.72     $  10.28
Operating                                                             --------    ---------     --------     --------     --------
Performance:            Investment income--net..................           .23          .47          .46          .48          .48
                        Realized and unrealized gain (loss) on
                        investments--net........................           .34         (.17)        (.29)         .07          .44
                                                                      --------    ---------     --------     --------     --------
                        Total from investment operations.........          .57          .30          .17          .55          .92
                                                                      --------    ---------     --------     --------     --------
                        Less dividends and distributions:
                          Investment income--net................          (.23)        (.47)        (.46)        (.48)        (.48)
                          In excess of realized gain on
                          investments--net......................            --           --           --           --+          --
                                                                      --------    ---------     --------     --------     --------
                        Total dividends and distributions........         (.23)        (.47)        (.46)        (.48)        (.48)
                                                                      --------    ---------     --------     --------     --------
                        Net asset value, end of period...........     $  10.67    $   10.33     $  10.50     $  10.79     $  10.72
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share.......         5.59%++      3.03%        1.56%        5.31%        9.15%
Return:**                                                             ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses.................................         1.47%*       1.47%        1.53%        1.42%        1.43%
Net Assets:                                                           ========    =========     ========     ========     ========
                        Investment income--net..................          4.39%*       4.61%        4.29%        4.47%        4.58%
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands).     $ 32,297    $  32,524     $ 37,507     $ 38,585     $ 41,274
Data:                                                                 ========    =========     ========     ========     ========
                        Portfolio turnover.......................        22.29%       43.42%       26.09%       56.43%       28.42%
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

Financial Highlights (continued)


                                                                                                 Class C
                                                                 -----------------------------------------------------------------

The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.              Months Ended             For the Year Ended July 31,
                                                                     January 31,  ------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2001         2000        1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period.....     $  10.33     $  10.50     $  10.80     $  10.72     $  10.28
Operating                                                             --------     --------     --------     --------     --------
Performance:            Investment income--net...................          .23          .46          .45          .47          .47
                        Realized and unrealized gain (loss) on
                        investments--net. .......................          .34         (.17)        (.30)         .08          .44
                                                                      --------     --------     --------     --------     --------
                        Total from investment operations.........          .57          .29          .15          .55          .91
                                                                      --------     --------     --------     --------     --------
                        Less dividends and distributions:
                          Investment income--net.................         (.23)        (.46)        (.45)        (.47)        (.47)
                          In excess of realized gain on
                          investments--net.......................           --           --           --           --+          --
                                                                      --------     --------     --------     --------     --------
                        Total dividends and distributions........         (.23)        (.46)        (.45)        (.47)        (.47)
                                                                      --------     --------     --------     --------     --------
                        Net asset value, end of period...........     $  10.67      $ 10.33     $  10.50     $  10.80     $  10.72
                                                                      ========    =========     ========     ========     ========
Total Investment        Based on net asset value per share.......         5.54%++      2.92%        1.37%        5.30%        9.04%
Return:**                                                             ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses.................................         1.57%*       1.57%        1.63%        1.52%        1.53%
Net Assets:                                                           ========    =========     ========     ========     ========
                        Investment income--net...................         4.29%*       4.52%        4.19%        4.37%        4.48%
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands).     $  2,076      $ 1,672     $  1,721     $  1,437     $  1,201
Data:                                                                 ========    =========     ========     ========     ========
                        Portfolio turnover.......................        22.29%       43.42%       26.09%       56.43%       28.42%
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See   Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


                                                                                                 Class D
                                                                 -----------------------------------------------------------------

The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.               Months Ended               For the Year Ended July 31,
                                                                       January 31, -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2001         2000         1999         1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period.....       $10.33       $10.50       $10.80       $10.73       $10.28
Operating                                                             --------     --------     --------     --------     --------
Performance:            Investment income--net...................          .25          .51          .51          .53          .52
                        Realized and unrealized gain (loss) on
                        investments--net. .......................          .35         (.17)        (.30)         .07          .45
                                                                      --------     --------     --------     --------     --------
                        Total from investment operations.........          .60          .34          .21          .60          .97
                                                                      --------     --------     --------     --------     --------
                        Less dividends and distributions:
                          Investment income--net.................         (.25)        (.51)        (.51)        (.53)        (.52)
                                                                      --------     --------     --------     --------     --------
                          In excess of realized gain on
                          investments--net. .....................           --           --           --           --+          --
                                                                      --------     --------     --------     --------     --------
                        Total dividends and distributions........         (.25)        (.51)        (.51)        (.53)        (.52)
                                                                      --------     --------     --------     --------     --------
                        Net asset value, end of period...........       $10.68       $10.33       $10.50       $10.80       $10.73
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share.......         5.91%++      3.45%        1.88%        5.74%        9.70%
Return:**                                                             ========    =========     ========     ========     ========

----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses.................................         1.06%*       1.07%        1.13%        1.01%        1.02%
Net Assets:                                                           ========    =========     ========     ========     ========
                        Investment income--net...................         4.80%*       5.02%        4.69%        4.88%        4.99%
                                                                      ========    =========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands).       $1,904       $1,598     $  1,950     $  1,141     $    924
Data:                                                                 ========    =========     ========     ========     ========
                        Portfolio turnover.......................        22.29%       43.42%       26.09%       56.43%       28.42%
                                                                      ========    =========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.
      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                           Account                 Distribution
                                       Maintenance Fee                  Fee
--------------------------------------------------------------------------------
Class B ..........................         .25%                        .25%
Class C ..........................         .25%                        .35%
Class D ..........................         .10%                         --
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                FAMD                   MLPF&S
--------------------------------------------------------------------------------
Class D ...........................             $73                     $903
--------------------------------------------------------------------------------

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $5,818 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $8,355 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $8,666,301 and $10,543,068, respectively.

Net realized gains for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

-----------------------------------------------------------------------
                                                 Realized    Unrealized
                                                  Gains        Gains
-----------------------------------------------------------------------
Long-term investments .............             $204,085     $1,768,087
                                                --------     ----------
Total .............................             $204,085     $1,768,087
                                                ========     ==========
-----------------------------------------------------------------------

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,768,087, of which $1,898,224 related to appreciated securities and $130,137 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $37,680,800.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $783,122 and $6,455,015 for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                       Dollar
Ended January 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           17,251           $ 183,695
Shares issued to shareholders
in reinvestment of dividends .............            4,958              51,964
                                                    -------           ---------
Total issued .............................           22,209             235,659
Shares redeemed ..........................          (29,687)           (312,710)
                                                    -------           ---------

Net decrease .............................           (7,478)          $ (77,051)
                                                     ======           =========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 2000                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ...........................              26,372         $   268,604
Shares issued to shareholders
in reinvestment of dividends ..........              11,752             119,534
                                                   --------          ----------
Total issued ..........................              38,124             388,138
Shares redeemed .......................            (215,094)         (2,208,086)
                                                   --------          ----------
Net decrease ..........................            (176,970)        $(1,819,948)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                       Dollar
Ended January 31, 2001                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ...........................             104,526         $ 1,094,868
Shares issued to shareholders
in reinvestment of dividends ..........              33,538             351,659
                                                   --------          ----------
Total issued ..........................             138,064           1,446,527
Automatic conversion
of shares .............................             (18,717)           (194,510)
Shares redeemed .......................            (242,260)         (2,545,069)
                                                   --------          ----------
Net decrease ..........................            (122,913)        $(1,293,052)
                                                  =========         ===========
-------------------------------------------------------------------------------

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001

-------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 2000                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...........................             216,963         $ 2,207,654
Shares issued to shareholders
in reinvestment of dividends ..........              78,027             793,481
                                                   --------          ----------
Total issued ..........................             294,990           3,001,135
Automatic conversion of shares.........              (6,875)            (69,500)
Shares redeemed .......................            (711,692)         (7,232,241)
                                                   --------         -----------
Net decrease ..........................            (423,577)        $(4,300,606)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                       Dollar
Ended January 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           37,044           $ 385,979
Shares issued to shareholders
in reinvestment of dividends .............            2,807              29,468
                                                     ------           ---------
Total issued .............................           39,851             415,447
Shares redeemed ..........................           (7,230)            (75,754)
                                                     ------           ---------
Net increase .............................           32,621           $ 339,693
                                                     ======           =========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 2000                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           38,107           $ 386,695
Shares issued to shareholders
in reinvestment of dividends .............            5,190              52,780
                                                    -------            --------
Total issued .............................           43,297             439,475
Shares redeemed ..........................          (45,261)           (460,819)
                                                    -------            --------
Net decrease .............................           (1,964)          $ (21,344)
                                                    =======           =========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                        Dollar
Ended January 31, 2001                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................            8,127           $  85,408
Automatic conversion of shares ...........           18,699             194,510
Shares issued to shareholders
in reinvestment of dividends .............            1,884              19,775
                                                    -------            --------
Total issued .............................           28,710             299,693
Shares redeemed ..........................           (5,062)            (52,405)
                                                    -------            --------

Net increase .............................           23,648           $ 247,288
                                                    =======           =========
-------------------------------------------------------------------------------
Class D Shares for the Year                                              Dollar
Ended July 31, 2000                                  Shares              Amount
-------------------------------------------------------------------------------
Shares sold ...........................             116,085         $ 1,182,236
Automatic conversion of shares ........               6,874              69,500
Shares issued to shareholders
in reinvestment of dividends ..........               3,582              36,457
                                                   --------          ----------
Total issued ..........................             126,541           1,288,193
Shares redeemed .......................            (157,469)         (1,601,310)
                                                   --------          ----------
Net decrease ..........................             (30,928)        $  (313,117)
                                                   ========          ==========
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $100,000, of which $26,000 expires in 2004 and $74,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of Merrill Lynch Minnesota Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                    #16187--1/01

[RECYCLE LOGO] Printed on post-consumer recycled paper